Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 6, 2006

                                  ASTRALIS LTD.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                     000-30997                 84-1508866
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

75 Passaic Avenue, Fairfield, New Jersey                                 07004
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code (973) 227-7168

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 5, 2006, Michael Garone resigned as Astralis Ltd.'s (the "Registrant") interim Chief Executive Officer and Chief Financial Officer. Mr. Garone, whose resignation is effective as of October 6, 2006, did not resign due to a disagreement with the Registrant on any matter relating to the Registrant's operations. Pursuant to a Consultant Agreement between the Registrant and Gar-1 Business Advisory Services, Mr. Garone has been appointed by the Board as a consultant and financial advisor to assist in the analysis and development of the Registrant's strategic plan. A copy of the Consultant Agreement is attached hereto as an exhibit.

ITEM 9.01. Financial Statements and Exhibits.

(c)   Exhibits

Exhibit No.                            Description

10.1 Consultant Agreement, dated October 6, 2006, by and between Gar-1 Business Advisory Services and the Registrant.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ASTRALIS LTD.


Date: October 10, 2006                          By: /s/ Jose O'Daly
                                                    ----------------------------
                                                    Jose O'Daly
                                                    Chief Scientific Officer and
                                                    Chairman of the Board